SUPPLEMENT TO THE
FIDELITY INSTITUTIONAL MONEY MARKET FUNDS'
MAY 29, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF TREASURY PORTFOLIO ON PAGE 4:
   (vi) The fund does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF GOVERNMENT PORTFOLIO ON PAGE 5.
   (vi) The fund does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING REPLACES SIMILAR INFORMATION IN FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 10:
FEDERALLY TAXABLE SECURITIES. Under normal conditions, a municipal fund does not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, a municipal fund may invest a portion of its assets in fixed-income securities whose interest is subject to federal income tax.
Should a municipal fund invest in federally taxable securities, it would purchase securities that, in FMR's judgment, are of high quality. These securities would include those issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements for those securities.
A municipal money market fund will purchase taxable securities only if they meet its quality requirements.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress
from time to time. Proposals also may be introduced before    state
legislatures     that would affect the state tax treatment of a
municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies.
THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOR TREASURY ONLY PORTFOLIO FOUND IN THE "YIELD CALCULATIONS" DISCUSSION BEGINNING ON PAGE 15:
   Treasury Only's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment to equal the fund's tax free yield. For Treasury Only, earning interest free from state (and sometimes local) taxes in most states, tax-equivalent yields may be calculated by dividing the fund's yield by the result of one minus a specified tax rate.
THE FOLLOWING SENTENCE HAS BEEN REMOVED FROM THE "PERFORMANCE" SECTION
ON PAGE 17:
Note that the fund may invest in securities whose income is subject to the federal alternative minimum tax.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR TAX-EXEMPT PORTFOLIO FOUND IN THE TABLE ON PAGE 19:
     Class I      Class II      Class III


Fund        Seven-Day  Tax-Equiv    Seven-Day  Tax-Equiv    Seven-Day  Tax-Equiv
            Yield      alent Yield  Yield      alent Yield  Yield      alent Yield

Tax-Exempt  3.49%      5.45%        3.19%      4.98%        3.10%      4.84%


THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 36:
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).